                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              CLARUS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                 [Clarus Logo]
                            3970 Johns Creek Court
                            Suwanee, Georgia 30024

Dear Stockholder:

   You are cordially invited to attend the Annual Stockholders' Meeting of Clarus Corporation, to be held at Hilton Gardens Inn, 4025 Windward Plaza, Alpharetta, Georgia 30005, on Tuesday, May 22, 2001 at 9:00 a.m., local time, notice of which is enclosed.

   The following proposals are to be presented at the meeting:

  . to elect two Class III Directors to serve until the 2004 Annual Stockholders' Meeting; and

  . to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

   The proposals listed above have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval. Each member of the Board of Directors has agreed to vote all shares of our common stock owned by such Director in favor of the proposals.

   A plurality of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to elect two Directors to serve as Class III directors until the 2004 Annual Stockholders' Meeting. The affirmative vote of a majority of our common stock present in person or represented by proxy and entitled to vote will be required to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

   We hope that you will be able to join us and let us give you a review of 2000. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.

   Your vote is very important and we appreciate your cooperation in considering and acting on the matters presented.


                                          Sincerely,

                                          /s/ Stephen P. Jeffery
                                          Stephen P. Jeffery, Chairman of the
                                          Board,  President and Chief
                                          Executive Officer

Atlanta, Georgia
April 20, 2001

                                 [Clarus Logo]

                            3970 Johns Creek Court
                            Suwanee, Georgia 30024
                                (770) 291-3900

                    NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                            TO BE HELD MAY 22, 2001

   Notice is hereby given that the Annual Stockholders' Meeting of Clarus Corporation will be held at Hilton Gardens Inn, 4025 Windward Plaza, Alpharetta, Georgia 30005, on Tuesday, May 22, 2001 at 9:00 a.m., local time, for the following purposes:

   1. Election of Directors. The election of two nominees for Class III Directors of Clarus to serve until the 2004 Annual Stockholders' Meeting;

   2. Ratification of Auditors. The ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001; and

   3. Other Business. The transaction of such other business as may properly come before the meeting, including adjourning of the meeting to permit, if necessary, further solicitation of proxies.

   A plurality of our outstanding common stock present in person or represented by proxy at the meeting will be required to elect the Class III Directors. The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the meeting will be required to approve the ratification of KPMG LLP. Only stockholders of record at the close of business on March 31, 2001 are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof.

   The Board of Directors unanimously recommends that holders of our common stock vote "FOR" the proposals listed above.

   We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. You may revoke your proxy by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date or by electing to vote in person at the meeting.

                                          By Order of the Board of Directors

                                          /s/ Stephen P. Jeffery
                                          Stephen P. Jeffery, Chairman

Atlanta, Georgia
April 20, 2001

                                 [Clarus Logo]

                              Proxy Statement For
                       2001 Annual Stockholders' Meeting

                               TABLE OF CONTENTS

                                                                            Page

Voting Information..........................................................   1
Proposal 1--Election of Directors...........................................   2
Executive Officers..........................................................   4
Executive Compensation......................................................   6
Stock Performance Graph.....................................................   9
Compensation Committee Report...............................................  10
Audit Committee Report......................................................  12
Proposal 2--Ratification of Appointment of Independent Auditors.............  12
Security Ownership of Principal Stockholders and Management.................  13
Section 16(a) Beneficial Ownership Reporting Compliance.....................  15
General Information.........................................................  15
Other Matters...............................................................  16
Exhibit A--Clarus Corporation Audit Committee Charter....................... A-1

                                 [Clarus Logo]
                              PROXY STATEMENT FOR
                       2001 ANNUAL STOCKHOLDERS' MEETING

                              VOTING INFORMATION

Purpose

   This Proxy Statement is being furnished to you in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at our 2001 Annual Stockholders' Meeting, at which you will be asked to vote upon proposals to:

    . elect two Directors to serve as Class III Directors until our 2004 Annual Stockholders' Meeting (see Proposal 1); and

    . ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001 (see Proposal 2).

   The meeting will be held at 9:00 a.m., local time, on Tuesday, May 22, 2001, at Hilton Gardens Inn, 4025 Windward Plaza, Alpharetta, Georgia 30005. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about April 20, 2001.

Proxy Card and Revocation

   You are requested to promptly sign, date, and return the accompanying proxy card to us in the enclosed postage-paid envelope. Any stockholder who has delivered a proxy may revoke it at any time before it is voted by giving notice of revocation in writing or submitting to us a signed proxy bearing a later date, provided that such notice or proxy is actually received by us prior to the taking of the stockholder vote or by electing to vote in person at the meeting. Any notice of revocation should be sent to Clarus Corporation, 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: Michael W. Mattox, Corporate Secretary. The shares of our common stock represented by properly executed proxies received at or prior to the meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted FOR election of the nominees for Director and approval of Proposal 2. As of the date of this Proxy Statement, we are unaware of any other matter to be presented at the meeting.

Who Can Vote; Voting of Shares

   Our Board of Directors has established the close of business on March 31, 2001, as the record date for determining our stockholders entitled to notice of and to vote at the meeting. Only our stockholders of record as of the record date will be entitled to vote at the meeting. The affirmative vote of a plurality of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to elect two Directors to serve as Class III directors until the 2004 Annual Stockholders' Meeting. A plurality means that more votes must be cast in favor of the election of a Director than those cast against election of such Director. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. The affirmative vote of a majority of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001 and to approve any other proposals considered at the meeting. Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. If a stockholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present and will be counted as a vote against such proposal.

   As of the record date, there were 15,511,009 shares of our common stock outstanding and 152 holders of record of shares of our common stock outstanding and entitled to vote at the meeting, with each share entitled to one vote.

   The presence, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum of the stockholders in order to take action at the meeting. For these purposes, shares of our common stock that are present, or represented by proxy, at the meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

How You Can Vote

   You may vote your shares by marking the appropriate boxes on the enclosed proxy card. You must sign and return the proxy card promptly in the enclosed self-addressed envelope. Your vote is important. Please return your marked proxy card promptly so your shares can be represented, even if you plan to attend the meeting in person.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

Number and Classification

   Our Board of Directors currently consists of six Directors. Our bylaws provide that our Board of Directors will consist of not less than two, nor more than seven members, the precise number to be determined from time to time by the Board of Directors. The number of Directors has been set at seven by the Board. There is one vacant seat on our Board. The six members who comprise our Board of Directors are divided into three classes of Directors: Class I Directors, Class II Directors and Class III Directors, with each such class of Directors serving staggered three-year terms.

   Messrs. Stephen P. Jeffery and Said Mohammadioun serve in the class having a term that expires in 2001; Messrs. Brady L. Rackley, III and Mark A. Johnson serve in the class having a term that expires in 2002; and Messrs. Tench Coxe and Donald L. House serve in the class having a term that expires in 2003. Upon the expiration of the term of each class of Directors, Directors comprising the class of Directors, if nominated, will be eligible to be elected for a three-year term at the next succeeding annual meeting of stockholders. In June 2000, Mr. William S. Kaiser resigned from the Board of Directors and in September 2000, Mr. Norman N. Behar resigned from the Board. Mr. Rackley was appointed to the Board in August 2000 to fill the vacancy in Class I created by Mr. Kaiser's resignation. Mr. Behar's resignation created a vacancy in Class I. This vacancy has not been filled as of the date of this Proxy Statement and we do not intend to fill this vacancy.

Nominees

   We have selected two nominees that we propose for election to our Board as Class III Directors. The nominees for Class III Directors will be elected to serve a three-year term that will expire at our 2004 Annual Stockholders' Meeting. The two nominees for our Class III Directors are: Stephen P. Jeffery and Said Mohammadioun, both of whom currently serve as Class III Directors. Proxies cannot be voted at the meeting for a greater number of persons than the number of nominees named.

   Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. In the event that any nominee withdraws or for any reason is not able to serve as a Director, the proxy will be voted for such other person as may be designated by the Board of Directors (or to reduce the number of persons to be elected by the number of persons unable to serve), but in no event will the proxy be voted for more than two nominees.

   The Board of Directors unanimously recommends that you vote FOR each nominee.

Board of Directors

   The following table sets forth the name and age of each of the two nominees for election as Class III Directors and the remaining Directors who will continue to serve on our Board of Directors, as well as his Director classification and length of service on our Board.

                                                         Director    Year First
         Name                                     Age Classification  Elected
         ----                                     --- -------------- ----------
   Mark A. Johnson...............................  48        I          1998
   Brady L. Rackley, III.........................  30        I          2000
   Tench Coxe....................................  43       II          1993
   Donald L. House...............................  59       II          1993
   Stephen P. Jeffery............................  45      III          1997
   Said Mohammadioun.............................  53      III          1998

Meetings and Committees of the Board

   Our Board of Directors held 20 meetings during 2000. Each Director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. Our Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. During 2000, the Board of Directors did not have a standing nominating committee, although the functions of such committee were performed by the full Board of Directors.

   The Audit Committee presently consists of Messrs. Coxe, House and Johnson. All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee has been assigned the principal functions of:

     .  appointing and meeting with the independent auditors;

     . reviewing and approving the annual report of the independent auditors;

     .  meeting with management regarding audit matters;

     .  approving the annual financial statements; and

     . reviewing and approving summary reports of the auditor's findings and recommendations.

The Audit Committee held four meetings during 2000. In 2000, the Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit A.

   The Compensation Committee presently consists of Messrs. Rackley and Mohammadioun. The Compensation Committee has been assigned the functions of approving and monitoring the remuneration arrangements for senior management and equity compensation awards under our stock-based plans. The Compensation Committee held two meetings during 2000.

   The functions of a nominating committee are performed by the full Board. The Board will consider stockholder nominations for Director which are presented in accordance with established procedures. See "General
Information--Stockholder Proposal for 2002 Annual Meeting," below.

Director Compensation

   Directors who are not our employees ("Outside Directors") currently include Messrs. Coxe, House, Johnson, Mohammadioun and Rackley. Our Directors do not receive an annual retainer or any fees for attending regular meetings of the Board of Directors. Directors may participate in our Stock Incentive Plan. On June 13, 2000, we granted an option to purchase 7,500 shares of our common stock to each of Messrs. Coxe, House, Johnson, and Mohammadioun and on August 29, 2000, we granted an option to purchase 2,500 shares of our common stock to each of Messrs. Coxe, House, Johnson and Mohammadioun. On August 29, 2000, we granted an option to purchase 21,250 shares of our common stock to Mr. Rackley. Other than 18,750 options granted to Mr. Rackley in August 2000, all options were granted with an exercise price equal to fair market value on the date of grant. All of the options granted to our Directors in 2000 vest quarterly, with the exception of Mr. Rackley's 11,250 options that fully vest on June 13, 2001.

                              EXECUTIVE OFFICERS

   The following table sets forth the name, age and position of each executive officer.

        Name                Age Positions
        ----                --- ---------
   Stephen P. Jeffery......  45 Chairman, President and Chief Executive Officer
   Steven M. Hornyak.......  35 Executive Vice President and General Manager, Americas
   Michael W. Mattox.......  45 Senior Vice President, Operations and Corporate Secretary
   James J. McDevitt.......  41 Chief Financial Officer

   Our executive officers are appointed by the Board of Directors and serve until their successors are duly elected and qualified. There are no family relationships among any of our executive officers or Directors.

Biographies of Directors and Executive Officers

   Stephen P. Jeffery joined us in November 1994 as Vice President of Marketing and was elected Vice President of Sales and Marketing in June 1995. He was elected President in October 1995, a Director in October 1997, Chairman of the Board in December 1997 and Chief Executive Officer in February 1998. Prior to joining us, Mr. Jeffery was employed by Hewlett-Packard Company, where he served as the manager of Hewlett-Packard's client/server solutions and partner programs, as well as in a variety of sales and marketing management positions in the United States and Europe for 15 years. Mr. Jeffery also served in sales with International Business Machines prior to joining Hewlett-Packard. Mr. Jeffery also serves on the Board of Directors of eShare Communications, Inc.

   Steven M. Hornyak joined us in December 1994 as an Account Executive and was promoted to Regional Sales Manager for our Northeast region in 1996. In August 1997, Mr. Hornyak was elected Vice President of Marketing. In January 2000, Mr. Hornyak was elected as Vice President responsible for our strategy and business development organization. In January 2001, Mr. Hornyak was elected Executive Vice President and General Manager, Americas. Prior to joining us, Mr. Hornyak served in a variety of sales and consulting roles for Oracle Corporation from June 1992 until December 1994. Mr. Hornyak served as management consultant with PricewaterhouseCoopers from 1990 to 1992.

   Michael W. Mattox joined us in May 2000 as General Counsel and has served as Senior Vice President, Corporate Planning and Operations since January 2001. Prior to joining us, Mr. Mattox served as President and Chief Executive Officer of Premis, Inc. from 1996 to 1999. From 1995 to 1996 Mr. Mattox served as President and Chief Operating Officer of Premis, Inc.

   James J. McDevitt joined us in August 2000 as Vice President of Finance and was promoted to Chief Financial Officer in January 2001. Prior to joining us, Mr. McDevitt served in senior finance positions, including most recently as Senior Vice President and Chief Financial Officer of Geac Computer Systems, Inc. from 1997 to 2000. Prior to joining Geac, Mr. McDevitt served from 1996 to 1997 in the Corporate Finance department of the Georgia Pacific Corporation.

   Tench Coxe has served as a member of our Board of Directors since September 1993. Mr. Coxe has served as a managing director of the general partner of Sutter Hill Ventures, a venture capital company located in Palo Alto, California, since 1989. Mr. Coxe also serves on the board of directors of eLoyalty Corporation, Copper Mountain Networks and Nvidia Corporation and on the boards of directors of several privately-held companies.

   Donald L. House has served as a member of our Board of Directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also serves on the boards of directors of eShare Communications, Inc., where he serves as chairman of its compensation committee and as a member of its audit committee, Ockham Technologies, Inc., where he serves as chairman of the board, and Carreker Corporation, where he is chairman of its audit committee. Mr. House also serves on the board of directors of several privately-held companies.

   Mark A. Johnson has served as a member of our Board of Directors since July 1998. Mr. Johnson has served as the Vice Chairman of CheckFree Corporation, a supplier of financial e-commerce services, software and related products, since 1997. He retired from CheckFree in July 2000. From 1982 to 1997 Mr. Johnson served in various capacities with CheckFree. From 1996 until his retirement, he served as President of CheckFree. From 1990 to 1996 Mr. Johnson was Executive Vice President of Corporate Development for CheckFree. He has been a member of the Board of Directors of CheckFree for the past 17 years.

   Said Mohammadioun has served as a member of our Board of Directors since March 1998. Mr. Mohammadioun has served as chairman and chief executive officer of Synchrologic since October 1996. From March 1995 to September 1996, he was a private investor in small technology companies. Mr. Mohammadioun was vice president of Lotus Development Corp. from December 1990 to February 1995.

   Brady L. ("Tripp") Rackley, III has served as a member of our Board of Directors since August 2000. Mr. Rackley currently serves as a venture partner of Noro-Moseley Partners. Mr. Rackley founded nFront, Inc. and served as Chairman of the Board and Chief Executive Officer of nFront since its inception in 1996 until February, 2000, when nFront was acquired in a merger by Digital Insight Corporation. Prior to forming nFront, Mr. Rackley served as Chief Operating Officer of LeapFrog Technologies, Inc, a software development company, from October 1995 until February 1996, and as Vice President-- Development of Systeme Corp., a software development company, from December 1992 until September 1995.

                            EXECUTIVE COMPENSATION

   The following table provides certain summary information for 2000, 1999 and 1998 concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and our other four most highly compensated executive officers during 2000 (our "Named Executive Officers").

                          Summary Compensation Table

                                                       Long-Term
                         Annual Compensation(1)  Compensation Awards(2)
                         ----------------------- ----------------------
Name and Principal                               Securities Underlying     All Other
Position                 Year Salary($) Bonus($)   Options Granted(#)   Compensation($)
------------------       ---- --------- -------- ---------------------- ---------------
Stephen P. Jeffery...... 2000 $250,000  $146,875        175,000                 --
 Chairman, Chief         1999  225,666    93,257        110,000                 --
  Executive Officer      1998  240,672   129,843        112,499                 --
 and President

Joseph E. Bibler........ 2000  227,754   105,950            --                  --
 Vice President,         1999  209,027   158,376         20,000                 --
  Customer Services      1998  180,451   130,187         40,000                 --


William M. Curran, Jr.
 (3).................... 2000  244,939       --             --                  --
 Vice President, Sales   1999  142,223   244,578                                --
                         1998  142,586   388,512         80,500                 --

Mark D. Gagne (4)....... 2000  196,282   398,500        160,000(4)         $300,000(5)
 Chief Financial Officer 1999      --        --             --                  --
                         1998      --        --             --                  --

Steven M. Hornyak....... 2000  191,667   263,158          5,000                 --
 Executive Vice          1999  175,666    94,558        100,000                 --
  President and          1998  156,177    90,143         40,000                 --
 General Manager,
  Americas

--------

(1) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.
(2) We did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive payments to our executive officers during 2000, 1999 or 1998. Options granted to the Named Executive Officers, other than to Mr. Gagne in January 2000, were granted at fair market value on the date of grant as determined by our Compensation Committee.
(3) Mr. Curran ceased his employment with us in June 2000.
(4) Mr. Gagne's employment agreement expired January 12, 2001 and his employment was terminated at that time. On Mr. Gagne's termination date, the unvested option to purchase 136,000 shares terminated.
(5) Represents a one-time signing bonus.

                             Option Grants in 2000

   The following table provides certain information concerning individual grants of stock options made during 2000 to the Named Executive Officers.





                                                                                           Potential Realizable
                                      Individual Grants                                      Value at Assumed
                          ------------------------------------------                       Annual Rates of Stock
                            Number of    Percent of                               Market           Price
                           Securities   Total Options                            Value at    Appreciation for
                           Underlying    Granted to   Exercise Price            Grant Date    Option Term (2)
                             Options    Employees In    Per Share    Expiration ---------- ---------------------
 Name                     Granted(#)(1)  Fiscal Year      ($/sh)        Date        0%         5%         10%
 ----                     ------------- ------------- -------------- ---------- ---------- ---------- ----------
Stephen P. Jeffery......     175,000        8.31%         $35.38      6/12/07          --  $2,520,562 $5,873,982
Joseph E. Bibler........         --          --              --           --           --         --         --
William M. Curran, Jr...         --          --              --           --           --         --         --
Mark D. Gagne...........     160,000         7.6%          35.00      1/13/07   $5,430,000    341,964    796,922
Steven M. Hornyak.......       5,000           *           39.50      8/17/07          --      80,402    187,372

--------
*   Less than 1%.
(1) Other than the stock option grant to Mr. Gagne on January 13, 2000 and the stock option grant to Mr. Rackley in the third quarter of 2000, all options were granted pursuant to our SQL 1992 Stock Plan or our Stock Incentive Plan (formerly, the 1998 Stock Incentive Plan) at an exercise price not less than fair market value on the date of grant based on our closing sales prices as reported on the Nasdaq National Market. Of the 160,000 shares subject to Mr. Gagne's option, 24,000 vested immediately on the date of grant and the remainder were not vested upon termination of his employment in January 2001 and were therefore forfeited. Other than the grant to Mr. Gagne, options granted generally vest over a 48 month period. The options expire seven years after the date of grant.
(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the stock price on the date of grant appreciates at the specified annual rates of appreciation, compounded annually over the term of the option. These numbers are calculated based on rules of the Securities and Exchange Commission.

                      Aggregated Option Exercises in 2000
                          and Year-End Option Values

   The following table provides certain information concerning the options exercised in 2000 by the Named Executive Officers and the number and value of exercised and unexercised options held by the Named Executive Officers as of December 31, 2000.




                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                           Number of    Dollar           Options at          In-the-Money Options
                            Shares      Value        Fiscal Year End(#)    at Fiscal Year End ($)(2)
                          Acquired On  Realized  ------------------------- -------------------------
  Name                    Exercise(#)   ($)(1)   Exercisable Unexercisable Exercisable Unexercisable
  ----                    ----------- ---------- ----------- ------------- ----------- -------------
Stephen P. Jeffery......    74,610    $1,412,851   171,445      308,944     $389,128     $484,845
Joseph E. Bibler........    39,961       691,524    17,039       57,000          --        71,955
William M. Curran, Jr...     9,900       460,101       --           --           --           --
Mark D. Gagne...........       --            --     24,000          --           --           --
Steven M. Hornyak.......    45,517     2,921,137    22,591      121,382       16,020      150,090

--------
(1) Dollar values were calculated based on the difference between the fair market value of the underlying common stock on the date prior to exercise date and the exercise price per share.
(2) Dollar values were calculated determining the difference between the fair market value of the underlying securities at December 31, 2000 ($7.00 per share), and the exercise price of the options.

Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Employment Agreements and Change in Control Arrangements

   Effective January 1, 2000, we entered into a one-year employment, non-disclosure, non-solicitation and non-competition agreement with Stephen P. Jeffery, our President, Chief Executive Officer and Chairman of the Board. The agreement automatically renewed for an additional one year term. Under his employment agreement, Mr. Jeffery receives an annual base salary of $250,000 and an incentive bonus if certain revenue and earnings targets are met. If we terminate Mr. Jeffery's employment agreement without cause, then Mr. Jeffery will be entitled to receive severance pay in the form of continuation of his annualized base salary for one year from the date of termination and a pro rata portion of his incentive bonus, if any, for the quarter in which his employment terminated. Mr. Jeffery may terminate his employment agreement at any time three months after a change in control has occurred and we are required to pay to Mr. Jeffery his base salary as of the date of the change in control for a period of 12 months from the date of termination and the pro rata portion of his incentive bonus for the quarter in which his employment terminated.

   Effective January 13, 2000, we also entered into a one-year employment non-disclosure, non-solicitation and non-competition agreement with Mark D. Gagne, our former Executive Vice President and Chief Financial Officer. Under this employment agreement, Mr. Gagne received an annual base salary of $200,000 and a signing bonus of $300,000. Mr. Gagne's employment agreement expired on January 12, 2001 and was not renewed.

Limitation of Liability and Indemnification of Officers and Directors

   Our Amended and Restated Articles of Incorporation provide that the liability of our directors for monetary damages shall be eliminated to the fullest extent permissible under Delaware law and that we may indemnify our officers, employees and agents to the fullest extent permitted under Delaware law.

   Our Bylaws provide that we must indemnify our directors against all liabilities to the fullest extent permitted under Delaware law and that we must advance all reasonable expenses incurred in a proceeding where the director was either a party or a witness because he or she was a director.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors pursuant to the provisions of our charter documents, Delaware law or the agreements described above, we have been advised that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                            STOCK PERFORMANCE GRAPH

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the Russell 2000 Index and the Chase H&Q Technology Index for the period commencing on May 27, 1998, and ending December 31, 2000 (the "Measuring Period"). The graph assumes that the value of the investment in our common stock and each index was $100 on May 27, 1998. The yearly change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for each fiscal year, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (2) the share price at the beginning of the Measuring Period.




       [GRAPH APPEARS HERE; GRAPH IS ALREADY AT THE FINANCIAL PRINTERS]
                                       Comprehensive Total Return
                            ---------------------------------------------------
                            5/27/98   5/98   6/98   7/98   8/98   9/98   10/98
CLARUS CORPORATION          100.00    94.12 107.35 100.74  62.50  41.54  66.91
RUSSELL 2000                100.00   101.41 101.62  93.39  75.26  81.15  84.46
JP MORGAN H&Q INTERNET 100  100.00    98.96 128.32 116.23  82.01 103.10 108.06
                            ---------------------------------------------------
                             11/98   12/98   1/99   2/99   3/99   4/99   5/99
CLARUS CORPORATION           70.59   70.59   41.18  52.94  64.71  67.65  64.71
RUSSELL 2000                 88.88   94.38   95.64  87.89  89.26  97.26  98.68
JP MORGAN H&Q INTERNET 100  147.71  178.08  264.59 237.09 301.28 340.99 287.04
                            ---------------------------------------------------
                             6/99   7/99   8/99   9/99   10/99   11/99   12/99
CLARUS CORPORATION           58.82 126.47 139.71 111.03  220.59  540.45  776.47
RUSSELL 2000                103.14 100.31  96.60  96.62   97.01  102.81  114.44
JP MORGAN H&Q INTERNET 100  310.30 273.69 288.14 318.96  352.67  444.48  617.44
                            ---------------------------------------------------
                             1/00   2/00    3/00   4/00   5/00    6/00    7/00
CLARUS CORPORATION          836.04 1372.06 830.88 472.80 308.82  457.35  435.29
RUSSELL 2000                112.61  131.20 122.55 115.18 108.46  117.92  114.12
JP MORGAN H&Q INTERNET 100  578.91  735.98 644.92 486.02 408.89  478.43  448.56
                            ---------------------------------------------------
                             8/00   9/00   10/00   11/00   12/00
CLARUS CORPORATION          711.76 268.39  117.65   89.71   82.35
RUSSELL 2000                122.83 119.22  113.90  102.21  110.99
JP MORGAN H&Q INTERNET 100  520.42 460.25  357.38  260.03  237.57

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     AMONG CLARUS, RUSSELL 2000 INDEX AND
                          CHASE H&Q TECHNOLOGY INDEX

                         COMPENSATION COMMITTEE REPORT

   During 2000, the Compensation Committee of the Board of Directors was comprised of non-employee members of the Board. Messrs. Norman N. Behar, William S. Kaiser and Said Mohammadioun served on the Compensation Committee from January 2000 to August 2000. From August 2000 through the end of 2000, our Compensation Committee consisted of Messrs. Brady L. Rackley, III and Said Mohammadioun. The Compensation Committee is responsible for:

     .  setting our compensation philosophy and policies;

     . establishing the compensation of our Chief Executive Officer and approving the compensation of the other executive officers; and

     . administering and awarding options and other awards under our stock incentive plans.

   Our compensation policies are designed to align the financial interests of our management with those of our stockholders, and to take into account our operating environment and expectations for continued growth and enhanced profitability. Compensation for each of our executive officers consists of a base salary, and the opportunity to receive stock options and a quarterly bonus. We do not currently provide executive officers with other long-term incentive compensation.

   The Compensation Committee's current philosophy is that the predominate portion of an executive's compensation should be based directly upon the value of incentive compensation in the form of cash bonuses and stock option awards. The Compensation Committee believes that providing executives with the opportunity to acquire interests in our company through grants of stock options, while maintaining our base salaries at competitive levels, will enable us to attract and retain executives with the outstanding management abilities and entrepreneurial spirit who are essential to our success. Furthermore, the Compensation Committee believes that this approach to compensation, as well as the opportunity to receive cash bonuses based on performance, motivates executives to perform to their fullest potential.

   Base Salary. At least annually, the Compensation Committee reviews salary recommendations for our executives and then approves such recommendations, with any modifications it considers appropriate. The annual salary recommendations for such persons are made under the ultimate direction of the Chief Executive Officer, based on total compensation packages for comparable companies in our industry, as well as evaluations of the individual executive's past and expected future performance. Similarly, the Compensation Committee fixes the base salary of the Chief Executive Officer based on its review of competitive compensation data from companies in our industry, the Chief Executive Officer's overall compensation package, and the Compensation Committee's assessment of his past performance and its expectation as to his future performance in leading us.

   Annual Bonuses. The Compensation Committee determined the bonus in 2000 to be paid to our Chief Executive Officer based upon our 2000 bonus plan which outlines certain revenue, profitability and other financial-related goals, as well as other criteria designed to assess his contribution to our performance. Quarterly bonus recommendations for Named Executive Officers, other than the Chief Executive Officer, were made under the direction of the Chief Executive Officer and were reviewed and approved by the Compensation Committee.

   Stock Awards. Stock options represent a substantial portion of compensation for our executive officers, including the Chief Executive Officer. Stock options typically are granted at the fair market value on the date of grant, and will only have value if our stock price increases. Stock option grants are generally structured to vest over a 48 month period. In special circumstances, however, the Compensation Committee has authority to accelerate vesting or modify other restrictions on exercise. Grants of stock options generally are based upon the level of the executive's position and an evaluation of the executive's past and expected future performance. The Compensation Committee believes that dependence on stock options for a significant portion of an executive's compensation more closely aligns such executive's interests with those of our stockholders, since the ultimate value of such compensation is linked directly to stock price.

   Compensation of Chief Executive Officer. The base salary paid to Mr. Jeffery is reviewed annually by the Compensation Committee and may be adjusted based on competitive compensation information available to the Compensation Committee, his overall compensation package and the Compensation Committee's assessment of his past experience and its expectation as to his future contributions in leading us and our businesses. In June, 2000 the Compensation Committee reviewed the compensation of our Chief Executive Officer and entered into a one-year employment agreement with Mr. Jeffery effective January 1, 2000. The agreement provided for an annual base salary of $250,000 and incentive bonus if certain revenue and earnings targets were met. Mr. Jeffery received bonuses in the aggregate amount of $146,875 in 2000. On June 6, 2000, Mr. Jeffery was granted a stock option to purchase 175,000 shares of our common stock at a price of $35.38 per share.

   The Compensation Committee evaluates our compensation policies and procedures with respect to executives on an ongoing basis. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of our stockholders and with our performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and our performance.

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits amounts that can be deducted for compensation paid to certain executives to $1,000,000 unless certain requirements are met. No executive officer receives compensation in excess of $1,000,000 and therefore there are no compensation amounts that are nondeductible at present. The Compensation Committee will continue to monitor the applicability of Section 162(m) to the Company's compensation program.

   Submitted by the Compensation Committee of the Board of Directors

   Brady L. Rackley, III
   Said Mohammadioun

                            AUDIT COMMITTEE REPORT

   In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of our independent accountants.

   Management is responsible for our internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to our financial reporting, and reviews the results and scope of the audit and other services provided by our independent auditors.

   In this context, the Audit Committee has met and held discussions with management and our independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with the U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors. The Audit Committee discussed with our independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   Our independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors' their independence.

   Based upon the Audit Committee's discussion with management and our independent auditors and the Audit Committee's review of the representations of management and the report of our independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

   Submitted by the Audit Committee of the Board of Directors:

   Tench Coxe
   Donald L. House
   Mark A. Johnson

   Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report on Executive Compensation, the Audit Committee Report and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

        PROPOSAL 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has appointed KPMG LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2001 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its appointment. KPMG LLP has served as our independent auditor since June 2000.

   We expect that one or more representatives of KPMG LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire to do so and to respond to appropriate questions.

   Fees billed or to be billed to us by KPMG LLP for 2000 are as follows:

   Audit Fees. The aggregate audit fees billed or to be billed to us by KPMG LLP during 2000 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Form 10-Qs for 2000 totaled $256,000.

   Financial Information Systems Design and Implementation Fees. KPMG LLP provided no professional services to us regarding financial systems design and implementation during 2000.

   All Other Fees. The aggregate fees billed or to be billed to us for services outside of the annual audit for tax related services totaled $227,000.

   Arthur Andersen LLP was our independent auditor for the fiscal years prior to 2000. On June 6, 2000, we terminated Arthur Andersen LLP's appointment as our independent auditor and KPMG LLP was appointed as our independent auditor. The decision to change auditors was approved by the Audit Committee and our full board of directors.

   During the two fiscal years ended December 31, 1999, and the subsequent interim period from January 1, 2000 through June 6, 2000, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred within 1998 and 1999 and the subsequent interim period through June 6, 2000. The audit reports of Arthur Andersen LLP on our financial statements as of and for the fiscal years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During our fiscal years ended December 31, 1999 and December 31, 1998, and the subsequent interim period through June 6, 2000, we did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

   The Board of Directors unanimously recommends that you vote FOR the ratification of KPMG LLP, as our independent auditors for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of the votes cast is required to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following table provides information concerning beneficial ownership of our common stock as of March 31, 2001, by:

     . each stockholder that we know owns more than 5% of our outstanding common stock;

     .  each of our named executive officers;

     .  each of our Directors; and

     .  all of our Directors and executive officers as a group.

   The following table lists the applicable percentage of beneficial ownership based on 15,511,009 shares of common stock outstanding as of March 31, 2001. Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

   The second column shows separately shares which may be acquired by exercise of stock options or warrants within 60 days after March 31, 2001, by the Directors and executive officers individually and as a group. These shares are included in the numbers shown in the first column. Shares of common stock that may be acquired by exercise of stock options or warrants are deemed outstanding for purposes of computing the percentage beneficially owned by the persons holding these options but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

                                                        Number of
                                                         Shares
                                                         Subject
                                                           to
                                          Number of      Options    Percentage
                                          Shares of        or       of Common
                  Name                   Common Stock   Warrants      Stock
                  ----                   ------------   ---------   ----------
Franklin Resources, Inc. (1)
 777 Mariners Island Boulevard
 San Mateo, California 94404............  1,887,529          --        12.2%
Stephen P. Jeffery......................    110,910      233,910        2.2
Joseph E. Bibler........................     39,000       25,706          *
William M. Curran, Jr...................        --           --         --
Mark D. Gagne...........................        --        24,000          *
Steven M. Hornyak.......................     47,816       52,954          *
Tench Coxe..............................     95,174(2)    29,927(3)       *
Donald L. House.........................     98,749       22,500          *
Mark A. Johnson.........................     33,075       33,750          *
Said Mohammadioun.......................     47,375       15,000          *
Brady L. Rackley, III...................        --         7,500          *
Directors and executive officers as a
 group (10 persons).....................    472,099      433,747        5.8%

--------
*   Less than one percent.
(1) Based on a Form 13G/A filed by Franklin Resources, Inc. ("FRI") on February 9, 2001. The shares of common stock reported above by FRI are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiares") of FRI. Such advisory contracts grant to such Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients. Therefore, such Adviser Subsidiaries may be deemed to be, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, the beneficial owner of these shares of our common stock. The voting and investment powers held by Franklin Mutual Advisers, LLC ("FMA"), an indirect wholly owned investment advisory subsidiary of FRI, are exercised independently from FRI and from all other investment advisory subsidiaries of FRI (FRI, its affiliates and investment advisory subsidiaries other than FMA are collectively referred to herein as "FRI affiliates"). Furthermore, FMA and FRI internal policies and procedures establish informational barriers that prevent the flow between FMA and the FRI affiliates of information that relates to the voting and investment powers over the securities owned by their respective advisory clients. Consequently, FMA and the FRI affiliates are each reporting the securities over which they hold investment and voting power separately from each other. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI. FRI and the Principal Shareholders may be deemed to be, for purposes of Rule 13d-3 under the 1934 Act, the beneficial owner of securities held by persons and entities advised by FRI subsidiaries. FRI, the Principal Shareholders and each of the Adviser Subsidiaries disclaim any economic interest or beneficial ownership in any of the shares of common stock provided above.
(2) Includes 28,478 shares held individually by Mr. Coxe, 46,929 shares held by Sutter Hill Ventures, A California Limited Partnership, 5,596 shares held by Sutter Hill Entrepreneurs Fund, (AI), L.P., and 14,171 shares held by Sutter Hill Entrepreneurs Fund (QP), L.P. Mr. Coxe is one of six managing directors of the general partner of each of Sutter Hill Ventures, Sutter Hill Entrepreneurs Fund (AI), L.P. and Sutter Hill Entrepreneurs Fund (QP), L.P. The six managing directors of the general partners of each of the above limited partnerships share voting and investment powers of the shares. Mr. Coxe disclaims beneficial interest in these shares except to the extent of his pecuniary interest in each limited partnership.

(3) Includes warrants to purchase 7,427 shares of common stock and options to purchase 22,500 shares of common stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of their ownership and changes in ownership of our common stock held by such persons. Officers, Directors and stockholders owning more than 10% of our common stock are also required to furnish us with copies of all forms they file under this provision. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required during 2000, other than late Form 4 filings by Messrs. Hornyak, Clay, Bibler, Jeffery and Smith in April 2000, late Form 4 filings for Messrs. Jeffery, Hornyak, Bibler and Clay in September 2000, and a late Form 3 filing for Mr. Rackley in October 2000, all Section 16(a) filing requirements applicable to our officers and Directors were met. To our knowledge based on a Form 13G/A filed on February 9, 2001, Franklin Resources, Inc., beneficially owns more than 10% of our common stock but has not filed a Form 3.

                              GENERAL INFORMATION

Stockholder Proposals for 2002 Annual Meeting

   In order to be considered for inclusion in the Proxy Statement and Proxy to be used in connection with our 2002 Annual Meeting of Stockholders, stockholder proposals must be received by our Secretary no later than January 22, 2002.

   Our bylaws contain procedures that stockholders must follow in order to present business at an annual or special meeting of stockholders. A stockholder may obtain a copy of these procedures from our Secretary. In addition to other applicable requirements, for business to be properly brought before the 2002 Annual Meeting, a stockholder must have given timely notice of the matter to be presented at the meeting in a proper written form to our Secretary. To be timely, the Secretary must receive the notice at our principal offices not less than 60 nor more than 90 days prior to the anniversary date of the meeting. In the case where an annual meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, the Secretary must receive notice not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Only stockholder proposals which are timely presented in accordance with established procedures will be eligible for consideration at a meeting.

Financial Information

   Detailed financial information regarding Clarus is included in our 2000 Annual Report that is being mailed to our stockholders together with this Proxy Statement.

Form 10-K

   Our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which was filed with the Securities and Exchange Commission, is available without charge to stockholders who make written request therefor to us at 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: Investor Relations.

Solicitations of Proxies

   The cost of soliciting proxies will be paid by us. This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees. We will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          By Order Of The Board Of Directors
                                          /s/ Michael W. Mattox
                                          Michael W. Mattox, Secretary
April 20, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   EXHIBIT A

                  CLARUS CORPORATION AUDIT COMMITTEE CHARTER

Effective as of April 19, 2000

   Purpose. The purpose of the Audit Committee (or the "Committee") shall be to assist the Board of Directors (or the "Board") in (1) oversight of the Corporation's accounting and financial reporting policies, procedures and practices and compliance with applicable legal and regulatory requirements, and (2) monitoring the independence and performance of the Corporation's independent accountants and internal auditors. In fulfilling the responsibilities described in this Charter, the Audit Committee shall act with a view toward preserving the integrity of the Corporation's financial statements.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Accordingly, in carrying out its oversight responsibilities, the Committee shall not be responsible for providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent accountants' work.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants or experts to advise the Committee. The Audit Committee may confer with any officer or employee of the Corporation and the Corporation's outside counsel or independent accountants to the extent it may deem necessary or appropriate to fulfill its duties.

   Structure and Membership. The Audit Committee shall be comprised of three or more Directors, each of whom shall be determined by the Board to be an independent director or otherwise eligible to serve under the requirements of Nasdaq or such other stock exchange or trading market on which the Corporation's shares of Common Stock are principally traded. Each member of the Committee shall be able to read and understand fundamental financial statements (or shall attain such standard within a reasonable time after appointment), and at least one member shall have accounting or related financial management expertise. Members of the Audit Committee shall be appointed by the Board or Directors and may be removed or replaced by the Board. The Board, or in its absence, the Audit Committee, shall designate one member of the Committee to serve as its Chairman. The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee shall have such additional authority as may be provided by the Board, the bylaws and certificate of incorporation of the Corporation, or applicable law. The Audit Committee or its Chairman shall make regular reports to the Board.

   Responsibilities and Functions. The primary responsibilities and functions of the Audit Committee shall be as follows:

  1. The Audit Committee shall periodically (and at least annually) review this Charter and recommend appropriate changes to the Charter to the Board.

  2. The Audit Committee shall monitor the performance of, and make recommendations to the Board of Directors with regard to the selection of, the Corporation's independent accountants. The independent accountants shall ultimately be accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders, and, as such, the Audit Committee or the Board shall have authority and responsibility to select, evaluate, and where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for stockholder approval in the Corporation's proxy statements).

  3. The Audit Committee shall monitor and discuss with the independent accountants the independence of the Corporation's independent accountants, including any relationship or services that may impact the objectivity and independence of the Corporation's independent accountants. Without limiting the foregoing, the Audit Committee shall receive from the Corporation's independent accountants reports delineating all relationships between the independent accountant and the Corporation, consistent with Independence Standards Board Standard 1, and the Audit Committee shall have responsibility for discussing with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountant and for taking, or recommending that the Board take, appropriate action to oversee the independence of the independent accountants.

  4. The Audit Committee shall review the Corporation's annual audited financial statements with management and the results of the independent audit, including the adequacy of internal controls and financial accounting policies and practices. The Committee shall report to the Board whether, based on such review, it recommends to the Board that the most recent year's audited financial statements be included in the Corporation's annual report on Form 10-K to be filed with the SEC.

  5. The Audit Committee shall review with management and the independent accountants the Corporation's quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q. The Audit Committee shall also review other relevant reports or financial information regarding the Corporation submitted to the Securities and Exchange Commission (the "SEC") or any other governmental body or to the public, including any certification, report, opinion or review rendered by the independent accounts and such other reports as may be required by the Securities Exchange Act of 1934, as amended.

  6. The Audit Committee shall also review major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, internal auditors or management.

  7. The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statements.

  8. The Audit Committee shall discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (or any successor thereto) relating to the conduct of the audit.

  9. The Audit Committee shall meet periodically with management to review the Corporation's risk management policies and the steps management has taken to monitor and control major financial risk exposures.

  10. The Audit Committee shall, where appropriate, advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws, rules and regulations and the Corporation's code of conduct.

  11. The Audit Committee shall, where appropriate, meet with the independent accountants prior to the audit and at least annually shall meet separately with management, the internal auditors and the independent accountants to discuss problems or issues including but not limited to problems or issues related to the annual audit.

  12. The Audit Committee shall review the appointment, performance and replacement of the senior internal auditing executive and, where appropriate, other members of the internal auditing staff.

  13. The Audit Committee shall make recommendations to the Board of Directors with regard to strategic financial planning matters.

  14. The Audit Committee shall oversee or conduct special investigations or other functions at the request of the Board of Directors.

                           __
[X] Please mark your      |         DO NOT PRINT IN                |
    votes as in this                  THIS AREA                    |___
    example using
    dark ink only

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                        FOR             WITHHOLD
                all nominees listed     AUTHORITY   Nominees: Stephen P. Jeffery
              to the right (except as  to vote for            Said Mohammadioun
              marked to the contrary)  all nominees

(1) ELECTION OF
    CLASS III           [ ]               [ ]
    DIRECTORS

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed to the right.

(2) Ratification of the appointment of KPMG   FOR   AGAINST   ABSTAIN
    LLP as our independent auditors for the   [ ]     [ ]       [ ]
    fiscal year ending December 31, 2001

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or adjournment(s), including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies. This proxy may be revoked at any time prior to voting hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, DULY RETURNED AND NOT REVOKED WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED IN FAVOR OF THE ELECTION OF NOMINEES FOR DIRECTOR LISTED ABOVE AND THE OTHER PROPOSAL LISTED ON THIS PROXY.

+------------------------------+
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|       IN THIS AREA           |
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+------------------------------+


_______________ Date:_______, 2001 _________________________ Date:_______, 2001
   Signature                       Signature if held jointly

NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.

                              Clarus Corporation

                        Annual Meeting of Stockholders
                          To be held on May 22, 2001

                                     PROXY

This Proxy is solicited on behalf of our Board of Directors. The undersigned hereby constitutes and appoints Stephen P. Jeffery and Michael W. Mattox and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned's capital stock of Clarus Corporation, a Delaware corporation, at the Annual Meeting of Stockholders to be held at Hilton Gardens Inn, 4025 Windward Plaza, Alpharetta, Georgia 30005, at 9:00 a.m. on Tuesday, May 22, 2001, and at any and all adjournments thereof, for the purposes of considering and acting upon the matters proposed by Clarus Corporation that are identified below. This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for director listed below and the other Proposal.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE